6. Term Loan	6 Months Ended
Sep. 30, 2015
Debt Disclosure [Abstract]
6. Term Loan

On May 6, 2015, the Company agreed to a one year term loan (maturing May 5, 2016).   The loan bears interest at 12% per annum paid quarterly.   The loan is secured by 40,000 common shares of the Company personally held and  equally pledged by two of the founding shareholders.  The face value of the loan is $33,000.  The carrying value of the loan was recorded net of $3,000 of transaction costs.   The resulting fair value is accreted to face value through the recording of accretion expense until maturity using the effective interest rate of 21%.